UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2020

Argo Group International Holdings, Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $1.00 per share	ARGO	New York Stock Exchange
Guarantee of Argo Group U.S., Inc. 6.500% Senior Notes due 2042	ARGD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2020, the Board of Directors (the “Board”) of Argo Group International Holdings, Ltd. (the “Company”) appointed Kevin J. Rehnberg to serve as Chief Executive Officer, effective immediately. Mr. Rehnberg had previously served as the Company’s Interim President and Chief Executive Officer since November 2019.

Prior to serving as Interim President and Chief Executive Officer, Mr. Rehnberg served as President, Argo Group U.S., Inc., head of the Americas and Chief Administrative Officer since January 2019. From March 2013 to January 2019, Mr. Rehnberg was President of Argo’s U.S. Operations, overseeing all activities of Argo’s U.S.-based business segments. Prior to joining the Company, Mr. Rehnberg served as executive vice president for specialty lines at OneBeacon Insurance, where he oversaw specialty underwriting operations and acquired and built new lines of specialty business. Prior to that, he held positions at the St. Paul Travelers Companies, Liberty International and Chubb Corporation. He has a bachelor’s degree from Princeton University. Mr. Rehnberg is 56 years old.

A copy of the press release announcing the appointment of Mr. Rehnberg as the Company’s Chief Executive Officer is furnished herewith as Exhibit 99.1.

Item 8.01	Other Events

The Company previously announced on a Form 8-K filed on December 18, 2019, that the date of the 2020 Annual General Meeting would be March 24, 2020. The Board of the Company has moved the date of its 2020 Annual General Meeting from March 24, 2020 to April 16, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

No.	Exhibit

99.1	Press Release issued by Argo Group International Holdings, Ltd. dated February 18, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2020	ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
	Name:	Jay S. Bullock
	Title:	Executive Vice President and Chief Financial Officer